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FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2011
Presidential Life Corporation (Exact name of registrant as specified in its charter)
Delaware 000-05486 13-2652144 (State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.)
69 Lydecker Street Nyack, New York 10960 (Address of principal executive offices) (Zip Code)
(845) 358-2300
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On April 14, 2011, Presidential Life Corporation (the “Company”) announced that the Company’s 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) will be held on July 12, 2011.  The time and location of the 2011 Annual Meeting will be disclosed in the Notice of Annual Meeting of Stockholders and Proxy Statement.

The filing of this Form 8-K serves as notice of the date of the 2011 Annual Meeting.

A copy of the press release issued by the Company is attached as Exhibit 99.1 hereto and incorporated by this reference herein.

The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description

99.1	Press Release, dated April 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL LIFE CORPORATION

Date: April 14, 2011	By:	/s/Donald L. Barnes
		Name:	Donald L. Barnes
		Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated April 14, 2011

Presidential Life Announces Date for 2011 Annual Meeting

of Stockholders

Nyack, N.Y. (April 14, 2011) — Presidential Life Corporation (Nasdaq: PLFE) today announced that it has set Tuesday, July 12, 2011, as the date for the 2011 Annual Meeting of Stockholders.  The time and location of the 2011 Annual Meeting will be disclosed in the Notice of Annual Meeting of Stockholders and Proxy Statement, which is expected to be filed with the Securities and Exchange Commission on or about April 29, 2011.

About Presidential Life

Presidential Life Corporation, through its wholly owned subsidiary Presidential Life Insurance Company, is a leading provider of fixed deferred and immediate annuities and life insurance products to financial service professionals and their clients.  Headquartered in Nyack, New York, the Corporation was founded in 1969 and, through the Insurance Company, markets its products in 50 states and the District of Columbia.  For more information, visit our website www.presidentiallife.com.

Safe Harbor Language

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, statements about our future plans and business strategy and expected or anticipated future events and performance.  These forward-looking statements involve risks and uncertainties that are discussed in our filings with the Securities and Exchange Commission, including economic, competitive, legal and other factors.  Accordingly, there is no assurance that our plans, strategy and expectations will be realized.  Actual future events and results may differ materially from those expressed or implied in forward-looking statements.

Contacts

Presidential Life Corporation Donald Barnes President and Chief Executive Officer (845) 358-2300 ext. 250	Presidential Life Corporation P.B. (Pete) Pheffer Senior Vice President and Chief Financial Officer (845) 358-2300 ext. 205